UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 5, 2010 (March 31, 2010)

Lone Pine Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Inc.)	(Commission File No.)	(I.R.S. Employer I.D. No.)

c/o Sanders Ortoli Vaughn-Flam Rosenstadt
501 Madison Avenue, 14th Floor
New York, NY 10022

(Address of principal executive offices)

212-588-0022

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i. On March 31, 2010, Meyler & Company, LLC (“Meyler”) was dismissed as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on March 31, 2010.

ii. Meyler’s reports on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for a qualification expressing uncertainty about the Company’s ability to continue as a going concern.

iii. During the years ended December 31, 2008 and 2007 and through March 31, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Meyler’s opinion to the subject matter of the disagreement.

iv.  During the years ended December 31, 2008 and 2007 and through March 31, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

v.  The Company provided Meyler with a copy of this Current Report on Form 8-K and requested that Meyler furnished it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not they agree with the above statements. The Company has received the requested letter from Meyler, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b)  Engagement of New Independent Registered Public Accounting Firm.

i.  On March 31, 2010, the Board appointed Friedman LLP (“Friedman”) as the Company’s new independent registered public accounting firm. The decision to engage Friedman was approved by the Company’s Board of Directors on March 31, 2010.

ii.  Prior to March 31, 2010, the Company did not consult with Friedman regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statement and Exhibits

Exhibit 16.1	Letter from Meyler to the SEC dated March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lone Pine Holdings, Inc.

Date:  March 31, 2010

By:                         /s/ William S. Rosenstadt
Name:                    William S. Rosenstadt
Title:                      Chief Executive Officer